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                                  EXHIBIT 24



                         MONGOMERY WARD HOLDING CORP.
                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Montgomery Ward Holding Corp., a Delaware corporation, hereby constitutes and appoints SPENCER H. HEINE, THOMAS J. PAUP AND PHILIP D. DELK, his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity the 1998 Annual Report on Form 10-K of this Corporation and any amendments to such annual report, with all exhibits thereto, and any and all documents in connection therewith pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, each of them with full power to act without the others.

     AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.
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     IN WITNESS WHEREOF, the undersigned as directors and/or officers of said
Montgomery Ward Holding Corp. or as individuals, have hereunto set their hands and seals as of this ____ day of March, 1999.


NAME AND TITLE                                /s/ Dennis D. Dammerman
                                            -----------------------------------
                                              Dennis D. Dammerman, Director


NAME AND TITLE                                /s/ Denis J. Nayden
                                            -----------------------------------
                                              Denis J. Nayden, Director


NAME AND TITLE                                /s/ Edward D. Stewart
                                            -----------------------------------
                                              Edward D. Stewart, Director


NAME AND TITLE                                /s/ James A. Parke
                                            -----------------------------------
                                              James A. Parke, Director


NAME AND TITLE                                /s/ Roger V. Goddu
                                            -----------------------------------
                                              Roger V. Goddu, Director


NAME AND TITLE                                /s/ Silas S. Cathcart
                                            -----------------------------------
                                              Silas S. Cathcart, Director


NAME AND TITLE                                /s/ Bernard F. Brennan
                                            -----------------------------------
                                              Bernard F. Brennan, Director


NAME AND TITLE                                /s/ Tommy T. Cato
                                            -----------------------------------
                                              Tommy T. Cato, Director

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